UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FEDERAL SIGNAL CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 20, 2009
Dear Fellow Federal Signal Stockholder:
TWO LEADING PROXY ADVISORY FIRMS RECOMMEND STOCKHOLDERS VOTE FOR
ALL THREE FEDERAL SIGNAL DIRECTOR NOMINEES
Federal Signal’s April 29th Annual Meeting of Stockholders is just days away and your vote is very important. We want to make you aware of an important new development. RiskMetrics Group/ISS Governance Services and Glass Lewis & Co., widely recognized as the nation’s two leading independent proxy advisory firms, recommend that Federal Signal stockholders support all three of the Company’s director nominees. The enclosed press release provides additional information about these recommendations.
PROTECT THE VALUE OF YOUR INVESTMENT: VOTE FOR YOUR BOARD’S NOMINEES
ON THE WHITE PROXY CARD TODAY
Our strategic and operational achievements and newly-installed management team, led by president and CEO, Bill Osborne, demonstrate that Federal Signal has the right plan and the right team in place to reach our goals and create stockholder value. We urge you to follow the RiskMetrics and Glass Lewis recommendations and vote FOR your Board’s nominees on the WHITE proxy card today.
On behalf of your Board, I thank you for your continued support of Federal Signal.
Sincerely,

John McCartney
Director
Federal Signal Corporation

TIME IS SHORT AND YOUR VOTE IS IMPORTANT!
To ensure that your vote is represented at the meeting, we urge you to vote TODAY by Internet or telephone by following the simple instructions on your WHITE proxy card
If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:
INNISFREE M&A INCORPORATED
Stockholders Call Toll-Free: (877) 800-5186
Banks and Brokers Call Collect: (212) 750-5833

News From
REGENCY TOWERS, 1415 W. 22ND ST., OAK BROOK, ILLINOIS 60523

FOR IMMEDIATE RELEASE
GLASS LEWIS & CO. RECOMMENDS FEDERAL SIGNAL STOCKHOLDERS VOTE FOR
ALL THREE OF FEDERAL SIGNAL’S DIRECTOR NOMINEES ON THE WHITE PROXY
CARD
Second Leading Independent Proxy Advisory Firm Endorses Federal Signal’s Director Nominees
OAK BROOK, Ill., April 20 — Federal Signal Corporation (NYSE: FSS), a leader in advancing security and well-being, today announced that Glass Lewis & Co., a leading independent proxy advisory firm, recommends that Federal Signal stockholders support all three of the Company’s director nominees at Federal Signal’s 2009 Annual Meeting of Stockholders to be held on April 29, 2009.
As previously announced, RiskMetrics Group/ISS Governance Services, another leading independent proxy advisory firm, also recommended that Federal Signal stockholders vote FOR all the Board’s director nominees. Glass Lewis and RiskMetrics are widely recognized as the nation’s two leading independent proxy voting and corporate governance advisory firms. The analyses and recommendations of Glass Lewis and RiskMetrics are relied upon by hundreds of major institutional investment firms, mutual funds and fiduciaries throughout the United States.
In its April 20, 2009, report recommending that Federal Signal stockholders elect all three of the Board’s nominees, Glass Lewis stated that it “... believe[s] that the current board members have the appropriate background and independence to oversee the executive team and Company going forward and that the participation of the Dissident on the board is unwarranted at this time.”1
Glass Lewis also states that new CEO, Bill Osborne, “has been in place for only a short time” and that “the board has a new strategic plan in place.”1
“We are pleased that two of the nation’s leading independent proxy advisory firms - RiskMetrics and now Glass Lewis — recommend that Federal Signal stockholders vote FOR all the Board’s director nominees,” said John McCartney, an independent director speaking on behalf of Federal Signal’s Board. “Glass Lewis and RiskMetrics share our long-held belief that Federal Signal has the right plan and the right Board and management team to lead the Company and create stockholder value.”
As previously announced, RiskMetrics stated the following in its April 17, 2009 report recommending that Federal Signal stockholders elect all three of the Board’s nominees1:
•	“... we note that since the removal of the previous management team in Dec. 2007, the company has not only performed largely in line with its peer group in terms of share price performance but also has substantially improved its operating metrics.”

[1]	Permission to use quotations was neither sought nor obtained.

•	“With respect to election of three directors to a ten member classified board, we note that two of the three company nominees, Joseph Wright and William Osborne are new and joined the board in 2008. Moreover, five of the nine non-executive directors have been on the board since 2005 ... Meanwhile, Mr. Gerbsman, the third dissident nominee does not seem to have any direct industry/sector operating or public board experience.”

•	“...we note that [Kanders] applied for the CEO position and only after his candidacy was turned down, he initiated the proxy contest. As such, even though Mr. Kanders has publicly stated that he is no longer interested in the CEO position and would work with the new management, we believe that the being ‘disruptive’ argument may have some merit in this case.”

•	“Regarding the new management team, we note that analyst reports had a favorable opinion of Mr. Osborne at the time of his appointment.”
Federal Signal urges stockholders to follow the RiskMetrics and Glass Lewis recommendations by signing, dating and returning the WHITE proxy card today. For additional information on how to vote their shares, stockholders should call Innisfree M&A Incorporated, toll-free, at (877) 800-5186.
About Federal Signal
Federal Signal Corporation (NYSE: FSS) enhances the safety, security and well-being of communities and workplaces around the world. Founded in 1901, Federal Signal is a leading global designer and manufacturer of products and total solutions that serve municipal, governmental, industrial and institutional customers. Headquartered in Oak Brook, Ill., with manufacturing facilities worldwide, the Company operates three groups: Safety and Security Systems, Environmental Solutions and Fire Rescue. For more information on Federal Signal, visit: http://www.federalsignal.com.
Forward-Looking Language
This news release may contain words such as “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “project,” “estimate” and “objective” or the negative thereof or similar terminology concerning Federal Signal’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning Federal Signal’s possible or assumed future performance or results of operations and are not guarantees. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause Federal Signal’s actual results, performance or achievements to be materially different from those stated. Such risks and uncertainties include but are not limited to: economic conditions in various regions, product and price competition, supplier and raw material prices, foreign currency exchange rate changes, interest rate changes, increased legal expenses and litigation results, legal and regulatory developments and other risks and uncertainties described in filings with the Securities and Exchange Commission (“SEC”).
Important Information
In connection with the solicitation of proxies, on March 30, 2009, Federal Signal filed with the SEC and, on March 31, 2009, mailed to stockholders a definitive proxy statement and a WHITE proxy card for its 2009 Annual Meeting of Stockholders. Stockholders may obtain Federal Signal’s proxy statement, a WHITE proxy card and any amendments or supplements and other documents for free by contacting Innisfree M&A Incorporated toll-free at (877) 800-5186.